UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2011

Commission File Number: 000-52979

Heavy Earth Resources, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	75-3160134 (I.R.S. Employer Identification No.)

36 Twinberry, Aliso Viejo, CA 92656
(Address of principal executive offices)

(949) 436-5530
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Symbol Change

On November 23, 2011, Heavy Earth Resources, Inc. (the “Registrant”) was assigned a new stock symbol, “HEVI”, by Financial Industry Regulatory Authority (FINRA). The Registrant’s stock symbol will change from SWGPD to HEVI effective as of the open of business on November 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 23, 2011	Heavy Earth Resources, Inc.

	By:	/s/ Michael Davis
Michael Davis
President